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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                   --------



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (date of earliest event reported):
                                March 31, 1997



                          EXCEL Communications, Inc.
                          --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   1- 14322                       75-2624939
     ---------------             ------------                -------------------
     (State or other             (Commission                  (I.R.S. Employer
     jurisdiction of             File Number)                Identification No.)
     incorporation)



                         8750 North Central Expressway
                             Dallas, Texas  75231
                             --------------------
         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (214) 863-8000
                                                          --------------
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ITEM 5.  OTHER EVENTS
         ------------

         See Exhibit 20.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         -----------------------------------------
         INFORMATION AND EXHIBITS
         ------------------------


         (c)  Exhibit.

              20.1 Press Release, dated March 31, 1997, regarding change in accounting practice.

                                       2
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EXCEL COMMUNICATIONS, INC.


April 3, 1997                       By:  /s/   Kenny A. Troutt
                                       -----------------------------------------
                                               Kenny A. Troutt
                                        President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                     Description                            Page No.
-----------                     -----------                            --------

20.1 Press Release, dated March 31, 1997, regarding change in accounting practice.